TRANSAMERICA LANDMARKSM NY VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Supplement Dated October 14, 2014

to the

Prospectus dated May 1, 2014

Effective close of business on October 23, 2014, the JPMorgan Insurance Trust International Equity Portfolio subaccount (the “Subaccount”) will be closed to new investment. “Closed to new investment” means no one, either new or existing policy holders, can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after October 23, 2014. Effective on or about close of business on December 12, 2014, the Subaccount will be liquidated (the “liquidation date”).

If you have any amount in the Subaccount on October 24, 2014, you may do the following (subject to the terms and conditions contained in the prospectus) until the liquidation date:

•	transfer amounts out of the Subaccount into other subaccounts;

•	withdraw amounts from the Subaccount; and

•	maintain your current investment in the Subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

The availability of any subaccount as an investment option, including the Subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.